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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)        JANUARY 10, 2002
                                                 ------------------------------


                        WILSONS THE LEATHER EXPERTS INC.

             (Exact name of registrant as specified in its charter)



         MINNESOTA                    0-21543            41-1839933
(State or other jurisdiction        (Commission        (IRS Employer
     of incorporation)              File Number)    Identification No.)



                7401 BOONE AVE. N.
             BROOKLYN PARK, MINNESOTA                      55428
     (Address of principal executive offices)            (Zip Code)



Registrant's telephone number, including area code      (763) 391-4000
                                                   ----------------------------


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ITEM 5.  OTHER EVENTS
         ------------

         Wilsons The Leather Experts Inc. announced that on January 23, 2002 it completed the sale in a private placement of 1,900,000 shares of newly issued Common Stock to Bricoleur Capital Management, L.L.C. ("Bricoleur"). The purchase price was $11.00 per share and resulted in net proceeds to the Company of approximately $20 million. The Company has also granted to Bricoleur an option to buy an additional 100,000 shares of Common Stock at $11.00 per share at any time within 75 days after the closing of the initial sale. The shares of Common Stock have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States in the absence of an effective registration statement. The Company is obligated under the Common Stock Purchase Agreement related to the sale of the shares to file a registration statement no later than February 13, 2002 for purposes of registering the resale of the shares issued in the private placement.

         The Company intends to use the net proceeds from this private placement to bolster working capital and for general corporate purposes.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

C.       Exhibits

         4.1 Common Stock Purchase Agreement dated as of January 10, 2002 by and among the Company and the purchasers identified on the signature pages thereto.

         4.2 Registration Rights Agreement dated as of January 10, 2002, by and among the Company and the investors signatory thereto.

         4.3 Side Letter dated January 14, 2002 between the Company and Bricoleur Capital Management, L.L.C.

         99.1     Press Release dated January 11, 2002.

         99.2     Press Release dated January 23, 2002.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WILSONS THE LEATHER EXPERTS INC.



Date: January 23, 2002                 By /s/ Peter G. Michielutti
                                          -------------------------------------
                                          Peter G. Michielutti
                                          Senior Vice President and Chief
                                          Financial Officer

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                                INDEX TO EXHIBITS

      Exhibit
        No.                               Description                                  Method of Filing
      -------   --------------------------------------------------------------      -----------------------
        4.1     Common Stock Purchase Agreement dated as of January 10, 2002 by and among the Company and the purchasers identified on the
                signature pages thereto ......................................      Electronic Transmission

        4.2     Registration Rights Agreement dated as of January 10, 2002, by and among the Company and the investors signatory
                thereto ......................................................      Electronic Transmission

        4.3     Side Letter dated January 14, 2002 between the Company and
                Bricoleur Capital Management, L.L.C. .........................      Electronic Transmission

        99.1    Press Release dated January 11, 2002 .........................      Electronic Transmission

        99.2    Press Release dated January 23, 2002 .........................      Electronic Transmission

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